Exhibit 23.1


                  CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in Registration Statement Nos. 333-72985 and 333-86401 on Form S-3 of Annaly Mortgage Management, Inc. of our report dated February 11, 2000 appearing in this Annual Report on Form 10-K.